EXHIBIT 10J

                    AGREEMENT OF AMENDMENT

     This Agreement of Amendment is made and entered into as of April 23, 1993, by and between _______________________, a wholly owned subsidiary of GATX Corporation, (the "Employer") and ______________ (the "Employee").

     WHEREAS, the Employer and the Employee have entered into one or more Participation Agreements setting forth the terms and conditions under which the Employee participates in the Employer's Executive Deferred Compensation Plan, each effective as of the dates set forth in Exhibit A attached hereto; and

     WHEREAS, certain of the Participation Agreements have heretofore been amended each effective as of January 1, 1990, (hereinafter the "1990 Amendment") to specify the circumstances and conditions under which such agreements shall be deemed
"Continuing Agreements" following a change of control (as defined in paragraph 14 of the Participation Agreements); and

     WHEREAS, the parties desire to further amend such Participa-tion Agreements and the January 1990 Amendment to provide for the vesting of certain benefits thereunder prior to the date on which the Employee attains age sixty-five.

     NOW THEREFORE, the parties hereto agree as follows:

     1. That the Participation Agreements be and hereby are amended by deleting the phrase "65th birthday" where such phrase appears in (i) the second sentence of paragraph 2, (ii) the first sentence of paragraph 3, and (iii) twice in the first sentence of paragraph 7 thereof, and substituting therefore the phrase "Earliest Retirement Date".

     2. That paragraph 13 of the Participation Agreements be and hereby is amended by inserting immediately after the word "if" where such word first appears therein, the following: "prior to the Employee's Earliest Retirement Date,".

     3. That paragraph 14 of the Participation Agreements be and hereby is amended by deleting the phrase "age 65" where it appears therein, and substituting therefore the phrase "the Employee's Earliest Retirement Date".

     4. That the Participation Agreements be, and hereby are amended by adding the following thereto as a new para-graph 20:

               "20. Employee's Earliest Retire-
               ment Date.  As used herein, the
               term "Employee's Earliest Retire-
               ment Date" shall mean the earliest of the fol-lowing:

               (a)  The date on which the Employee at-
                    tains age 65,

               (b)  The date on which the Employee at-
                    tains age 62 and has fifteen or
                    more years of Service Credit (as
                    that term is defined in the GATX
                    Non-Contributory Pension Plan For
                    Salaried Employees, but including
                    for purposes of the definition any
                    additional years of Service Credit
                    attributable to the Employee pur-
                    suant to the terms of a written
                    agreement between the Employee and
                    the Employer providing for supple-
                    mental retirement benefits),

               (c)  The date on which the Employee's
                    age and total years of Service
                    Credit (which must be not less
                    than 30) total 90, or

               (d)  The date on which the Employee's
                    employment with the Employer is
                    terminated due to permanent shut-
                    down of a plant, department or
                    subdivision thereof or due to
                    layoff, provided on such date: (i)
                    the Employee has fifteen years or
                    more of Service Credit and (ii)
                    either (A) the Employee has at-
                    tained age 55 and his age and
                    years of Service Credit total at
                    least 75 or (B) the Employee's age
                    and years of Service Credit total
                    at least 80."

     5. That the 1990 Amendment be, and hereby is, amended by deleting the phrase "age 65" where that phrase first appears in the paragraph entitled "14. Changes in Control of GATX Corporation," of the 1990 Amendment and substituting therefore the phrase "the Employee's Earliest Retirement Date".

     6. That subparagraph (b) of the 1990 Amendment be, and hereby is, deleted in its entirety, and the following substituted therefore:

               "(b)  if the Employee is 55 years
               or older on the day of such termi-
               nation of employment, this Parti-
               cipation Agreement shall remain in
               effect and, unless the Employee
               dies prior to reaching age 65 (in
               which case the Employee shall be
               deemed to have died while employed
               by GATX), the Employee (and his
               beneficiaries) shall be entitled
               to the benefits hereunder in the
               same manner as if the Employee had
               remained in the continuous employ
               of the Employer until the Employee
               retired on the Employee's Earliest
               Retirement Date."

     7. In all other respects, the Participation Agreements and the 1990 Amendment are hereby ratified and affirmed.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Amendment as of the day, month and year first above written.




- -------------------------                  GATX CORPORATION
                                        ----------------------

(Name)                                        Employer
Employee




                                       By:_____________________
                                          CHAIRMAN OF THE BOARD